UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: September 27, 2012
(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-51770 --------------------------------	87-0733770 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Biscayne Boulevard
Miami, FL 33137
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(Address of principal executive offices) (Zip Code)

(305) 751-0588
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(Registrant’s telephone no., including area code)
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

This Current report on Form 8-K contains forward-looking statements which include, but are not limited to, statements concerning expectations as to our revenues, expenses, and net income, our growth strategies and plans, the status of evolving technologies and their growth potential, the adoption of future industry standards, expectations as to our financing and liquidity requirements and arrangements, the need for additional capital, and other matters that are not historical facts. These forward-looking statements are based on our current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by it. Words such as “anticipates”, “appears”, “expects”, “intends”, “plans”, “believes, “seeks”, “estimates”, “may”, “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from those results expressed in any forward-looking statements, as a result of various factors. Readers are cautioned not to place undue reliance on forward-looking statements, which are based only upon information available as of the date of this report. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

On September 26, 2012, Mr. Alan Morell retired and separated from service as the Chief Executive Officer of CMG Holdings Group, Inc. (the “Company”) and as the Chairperson of the Company’s Board of Directors. Mr. Jim Ennis has been appointed as Chief Executive Officer and Chairman of the Board of Directors of the Company.  Mr. Morell resignation and retirement was not as a result of any disagreement with the Company on its operations, policies or practices.

Mr. Ennis, age 43, most recently served as the Company’s Chief Operating Officer and Chief Finance Officer since February 2008.  Mr. Ennis has over 18 years of experience in financial management, strategic planning and corporate development. Prior to joining the Company, Mr. Ennis served as a Wealth Management Advisor in the global private client group, wealth management and investment advisory firms of Smith Barney and Merrill Lynch from 2004 to 2007. From 1997 to 2003, Mr. Ennis served as Director of Finance for Octagon Worldwide, Inc., one of the world’s largest sports and entertainment marketing, media and consulting firms, where his responsibilities included mergers and acquisitions, strategic planning, business development and financial reporting. Mr. Ennis is a graduate of Mount Saint Vincent College.

SECTION 9 - FINANCIAL STATAMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation Agreement dated September 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CMG HOLDINGS GROUP, INC.

Date: September 28, 2012	/s/ JAMES ENNIS
Name: James Ennis
Its: Chief Executive Officer